Aaron’s Acquires BrandsMart U.S.A February 2022 Provides Additional Platform for Accelerated Growth

Important Notices & Legal Disclaimers (1/2) 1 Forward-Looking Statements Statements in this presentation regarding our business that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” “remain,” “believe,” “outlook,” “estimate,” “project” “expect,” “assume,” “assumed,” and similar terminology. These risks and uncertainties include factors such as (i) any ongoing impact of the COVID-19 pandemic due to new variants or efficacy and rate of vaccinations, as well as related measures taken by governmental or regulatory authorities to combat the pandemic; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement related to the proposed acquisition; (iii) the risk that the necessary regulatory approvals for proposed the acquisition may not be obtained or may be obtained subject to conditions that are not anticipated; (iv) the risk that the proposed acquisition will not be consummated in a timely manner or at all; (v) risks that any of the closing conditions to the proposed acquisition may not be satisfied or may not be satisfied in a timely manner; (vi) risks related to the disruption of management time from ongoing business operations due to the proposed acquisition; (vii) failure to realize the benefits expected from the proposed acquisition, including projected synergies; (viii) failure to promptly and effectively integrate the proposed acquisition; (ix) the effect of the announcement of the proposed acquisition on our operating results and businesses and on the ability of Aaron’s and BrandsMart to retain and hire key personnel, maintain relationships with suppliers; (x) the risks associated with our strategy and strategic priorities not being successful, including our e-commerce and real estate repositioning and optimization initiatives or being more costly than anticipated; (xi) our ability to adjust pricing to offset, or partially offset, inflationary pressure on the cost of our products and services; (xii) supply chain delays and disruptions, including adverse consequences to our supply chain function from decreased procurement volumes and from the COVID-19 pandemic; and (xiii) the other risks and uncertainties discussed under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and subsequent filings with the Securities and Exchange Commission. Statements in this presentation that are “forward-looking” include without limitation statements about our goals, plans, expectations, projections regarding the expected benefits of the proposed acquisition, management’s plans, projections and objectives for the proposed acquisition, future operations, scale and performance, integration plans and expected synergies therefrom, the timing of completion of the proposed acquisition, and our financial position, results of operations, market position, capital allocation strategy, initiatives, business strategy and expectations of our management following the completion of the proposed acquisition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this presentation. Non-GAAP Financial Information This presentation contains financial information in a format not in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as our GAAP basis results. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP Adjusted EBITDA, non GAAP EPS, Adjusted Net Debt, and Adjusted Net Debt to EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. The BrandsMart non-GAAP Adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings before interest expense, depreciation on property, plant and equipment, amortization of intangible assets and income taxes. The BrandsMart non GAAP Adjusted EBITDA figure has also been adjusted to give effect to net estimated run rate synergies. Adjusted Net Debt figures presented in this presentation are calculated as Aaron’s total debt less cash and cash equivalents plus the purchase price for the BrandsMart acquisition. Non-GAAP EPS references are based on Aaron’s GAAP Basic and/or Diluted EPS adjusted to give effect to net estimated run rate synergies associated with the acquisition. Additionally, references to both consolidated Adjusted EBITDA and Non GAAP EPS include adjustments for and any one time, unusual, and non-recurring items incurred by the Company. Management believes that presentation of these non-GAAP and other financial measures are useful because it gives investors supplemental information to evaluate and compare the underlying operating performance from period to period. Non-GAAP financial measures, however, should not be used as a substitute for, or be considered superior to, measures of financial performance prepared in accordance with GAAP.

Important Notices & Legal Disclaimers (2/2) 2 Forward-Looking Non-GAAP Measures The company has presented forward-looking statements regarding non GAAP Adjusted EBITDA, non-GAAP EPS, Pro Forma Net Debt, and Pro Forma Net Debt to Adjusted EBIDTA. These non-GAAP financial measures are derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgement and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of forward-looking non GAAP Adjusted EBITDA, non-GAAP EPS, Pro Forma Net Debt, and Pro Forma Net Debt to Adjusted EBIDTA to its most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the company's future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company's actual results and projected financial data set forth above may be material.

We are thrilled to announce our agreement to acquire BrandsMart, which we believe strengthens Aaron’s ability to deliver on our mission of enhancing people’s lives by providing easy access to high-quality products through affordable lease and retail purchase options. The acquisition is expected to provide meaningful value-creation opportunities […]. Importantly, we believe the acquisition of BrandsMart will expand our addressable market and create an additional platform for accelerated growth Douglas A. Lindsay, Chief Executive Officer The Aaron’s Company, Inc. Aaron’s to Acquire BrandsMart U.S.A. BrandsMart is one of the leading appliance and consumer electronics retailers in the southeast United States and one of the largest appliance retailers in the country with ten stores in Florida and Georgia 3

Broadens Customer Reach and Significantly Expands Total Addressable Market Strategic Rationale: A Growth-Accelerating Acquisition Leverages Aaron's Strengths to Create an In-House Lease-to-Own Solution Increases Product Assortment Available to Aaron's Customers Yields Significant Purchasing Power & Cost Synergies Enhances Financial Profile & Provides Significant Revenue and Earnings Growth Opportunities + 4

Transaction Overview

The addition of BrandsMart strengthens Aaron's ability to deliver on our mission of enhancing people's lives by providing easy access to high-quality products through affordable lease and retail purchase options

Transaction Structure	▪ Purchase price of $230 million, subject to customary adjustments and anticipated transaction costs ▪ Cash purchase of stock ▪ Represents an Enterprise Value to trailing Adjusted EBITDA multiple of approximately 5.0x before synergies
Expected Financial Benefit	▪ Immediately accretive to EPS, Adjusted EBITDA and non-GAAP EPS; expected to result in double-digit annual Adjusted EBITDA growth from 2022-2026 ▪ Expected annual run-rate Adjusted EBITDA synergies of ~$20–$25 million by end of 2024, expected to double by 2026 ▪ Creates additional platform for accelerated growth
Source of Funding	▪ Cash and credit facilities to fund transaction ▪ $200 million term loan commitment from four of our existing lenders ▪ Pro forma Net Debt / Adjusted EBITDA <1.0x[1]
Timing and Closing Conditions	▪ Transaction expected to close in the second quarter 2022 ▪ Subject to customary closing conditions

Aaron's

1. We define "net debt" for purposes of this presentation as total debt less cash and cash equivalents of Aaron's as of December 31, 2021, plus the purchase price for the proposed acquisition.

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Introducing BrandsMart U.S.A

BrandsMart is one of the leading appliance and consumer electronics retailers in the southeast United States

"Best-in-class" pricing

Loyal and diverse customer base across the credit spectrum

Broad product assortment of thousands of products across hundreds of brands

Strong brand awareness and recognition in existing markets

Incentivized sales culture drives differentiated customer service experience

Key Facts

- Founded in 1977
- Headquartered in Ft. Lauderdale, FL
- ~1,500 Team Members
- 9 Stores, 1 Outlet center across Florida and Georgia
- >100,000 sq ft per store
- Categories include Large and Small Appliances, Consumer Electronics, Computers, Furniture, and Other Home Goods
- Established and growing e-commerce platform

CY 2021 Financial Metrics(1)

- **Revenue:** ~$757M
- **Adjusted EBITDA:** ~$46M
- **>$70M** Annual Sales per store

Aaron's

1. CY 21 represents 12 months ended 12/25/2021

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Aaron’s Assets and Capabilities Bring Unique Value Creation Opportunities to the Transaction 7 Business Transformation Centralized Decisioning Store Design & Construction E-commerce Growth Data Analytics Payments Optimization Digitally-Enabled Customer Account Management Supply Chain & Reverse Logistics

Complementary Profiles Diversify Revenue Mix & Offer Expansion Opportunities

BrandsMart acquisition diversifies customer base, expands addressable market, and broadens product assortment

Combined Company Revenue Mix[1]

Sales By Product Category



5%
37%
27%
31%
Home Appliances
Electronics
Furniture & Home Décor
Other[2]

Sales By Revenue Type



6%
32%
62%
Lease Revenue
Other Revenue[3]
Retail Revenue

Expansion Opportunities

Offers **unique expansion opportunities** to strategically capture additional share in adjacent geographic locations

Maintain big box format of **>100,000 sq ft**

Market strategy analysis to take place over 2022 with first **store openings likely in 2023**



BrandsMart U.S.A.
BrandsMart U.S.A.
Combined Company Will Serve Customers Across the Credit Spectrum, Including Prime and Sub-Prime

1. Represents combined FY 2021 revenue for Aaron's and BrandsMart, respectively. Note BrandsMart FY is 9/27/2020-9/25/2021.
2. Other includes delivery, warranty, and other revenue.
3. Other includes Non-Retail Sales, Franchise Royalties and Fees, and other revenue.

Aaron's

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Provides Platform for Introduction of an In-House Lease-to-Own Solution Supported by proprietary centralized lease decisioning technology, customer service expertise and last-mile reverse logistics capabilities In-house solution will result in ability to provide high approval rates and expand the lease-to-own program available to BrandsMart customers Ability to purchase lease-to-own products at wholesale cost offers meaningful margin opportunity Leverage Aaron’s existing capabilities to provide an “in-house” lease-to-own solution that delivers customers better value, more flexibility and an improved servicing experience 9

Increases Product Assortment Available to Aaron’s Customers Aaron’s expects to create a leading direct-to-consumer lease-to-own marketplace by offering Aaron’s customers access to much of BrandsMart’s extensive product catalog Broad assortment of products purchased at wholesale cost Expands Aaron’s existing value proposition of low monthly payments, high approval rates, and best-in-class customer service Expected to produce significant revenue growth opportunities Delivers more opportunities for lease-to-own customers to utilize their Leasing PowerSM 10

Significant Revenue and Earnings Growth Opportunities

Synergies & Investments

Lease-to-Own
Use Aaron's existing know-how and assets to provide an "in-house" lease-to-own solution to BrandsMart's customers

Marketplace
Develop a leading direct-to-consumer lease-to-own marketplace featuring much of BrandsMart's extensive product catalog

Procurement
Leverage complementary merchandising capabilities and increased scale

Expansion
Capture additional share in adjacent geographic locations

Business Investment
Invest in people, process, and technology to position BrandsMart for growth

Accretion

Immediately accretive to **EPS and Adjusted EBITDA and non-GAAP EPS**

Expected double-digit **Adjusted EBITDA growth** over next 5 years

Expected annual run rate Adjusted EBITDA synergies of **~$20-$25M by year end 2024, expected to double by 2026**

Projected Financial Benefit

Revenue



>$3.0B
$1.8B
2022 Aaron's Outlook Midpoint(1)
2026 Combined Target(2)

Adjusted EBITDA



>$300M
$185M
2022 Aaron's Outlook Midpoint(1)
2026 Combined Target(2)

1. Represents Aaron's 2022 outlook as referenced in the Earnings Press Release dated February 23, 2022.
2. Pro forma Revenue and adjusted EBITDA for the combined company. Pro forma adjusted EBITDA reflects Aaron's adjusted EBITDA for the fiscal year ended December 31, 2021 combined with BrandsMart adjusted EBITDA for the twelve month period ended December 25, 2021, after giving effect to net estimated run rate synergies.

Aaron's
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Aaron’s Remains Committed to Prudent Balance Sheet Management ~$235 <1.0x Total Net Debt(1)(2) ($M) Net Debt to Adj. EBITDA(1)(2) ($M)  Steadfast approach to maintaining a strong and flexible balance sheet  Remain poised to capitalize on future accretive growth opportunities  Dividend policy unchanged. Regular cash dividend recently raised 12.5% by Board of Directors  Opportunistic approach to executing share repurchase Continued Commitment to Putting Shareholders First Strong Balance Sheet with Significant Available Liquidity Post Transaction 1. Pro forma assuming the transaction closed on 12/31/2021. 2. We define “net debt” for purposes of this presentation as total debt less cash and cash equivalents of Aaron’s as of 12/31/2021, plus the purchase price for the proposed acquisition. $200 ~$215 Term Loan Commitment ($M) Estimated Liquidity(1) ($M) 12

Broadens Customer Reach and Significantly Expands Total Addressable Market Strategic Rationale: A Growth-Accelerating Acquisition Leverages Aaron's Strengths to Create an In-House Lease-to-Own Solution Increases Product Assortment Available to Aaron's Customers Yields Significant Purchasing Power & Cost Synergies Enhances Financial Profile & Provides Significant Revenue and Earnings Growth Opportunities + 13

Investor Communications Aaron’s standalone 2022 outlook issued with Q4 2021 earnings release Pro forma combined outlook will be provided following transaction close 14